Exhibit 99.1

REIMAGINING THE TREATMENT OF HEARING LOSS Corporate Overview January 2021

FREQUENCY THERAPEUTICS

Forward-Looking Statements and Other Disclaimers

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the treatment potential of FX-322, the Phase 2a clinical trial of FX-322 and the Phase 1b studies in age-related hearing loss and severe SNHL patients, design, pace and timing of enrollment for the Phase 1b studies in age-related hearing loss and severe SNHL, the timing and completeness of data from the Phase 2a clinical trial and Phase 1b studies in age-related hearing loss and severe SNHL, the results and implications of the Phase 1/2 durability of response data, the timing of end of phase 2 meetings with the FDA and future pivotal studies, the ability of our technology platform to provide patient benefit, the impact of COVID-19 on the Company's on-going and planned clinical trials and business, future milestone and royalty payments under the license and collaboration agreement with Astellas Pharma Inc. ("Astellas"), the sufficiency of the Company's cash, cash equivalents and short-term investments, estimates of the size of the hearing loss population and population at risk for hearing loss, estimates of the commercial opportunity of FX-322 and the impact on existing treatment paradigms, the timing of the remyelination program, and the potential application of the PCA platform to other diseases.

These forward-looking statements are based on management's current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: Frequency Therapeutics (the "Company") has incurred and will continue to incur significant losses and is not and may never be profitable; need for additional funding to complete development and commercialization of any product candidate; the Company's dependence on the development of FX-322; the unproven approach of the PCA platform; the lengthy, expensive and uncertain process of clinical drug development and regulatory approval; limited experience successfully obtaining marketing approval for and commercializing product candidates; the results of earlier clinical trials not being indicative of the results from later clinical trials; differences between preliminary or interim data and final data; adverse events or undesirable side effects; disruptions at the FDA and other regulatory agencies; the impact of the COVID-19 impact; failure to identify additional product candidates; new or changed legislation; failure to maintain Fast Track designation for FX-322 and such designation failing to result in faster development or regulatory review or approval; costly and damaging litigation, including related to product liability, intellectual property or brought by stockholders; dependence on Astellas for the development and commercialization of FX-322 outside of the United States; misconduct by employees or independent contractors; reliance on third parties, including to conduct clinical trials and manufacture product candidates; compliance with laws and regulations, including healthcare and environmental, health, and safety laws and regulations; failure to obtain, maintain and enforce protection of patents and other intellectual property; security breaches or failure to protect private personal information; attracting and retaining key personnel; and ability to manage growth.

These and other important factors discussed under the caption "Risk factors" in the Company's Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 16, 2020 and its other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management's estimates as of the date of this presentation. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation.

© Frequency Therapeutics, Inc.

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2021 – A Year of Data and Growth LEADERSHIP MOMENTUM CLARITY Bringing focus to Speech Late Q1 2021: day-90 read Understanding the broadest Intelligibility as the major out of FX-322 Phase 2a study patient population that can unmet clinical need for Late Q2 2021: end-of-study be helped by FX-322. New hearing loss patients Phase 1b studies in age readout of FX-322 Phase 2a related and severe hearing Acceptance of clinical data study loss in Otology & Neurotology Continued partnership with Developing extensive HCP, Setting the standard—Astellas patient and payor insights to Creating the regulatory and guide strategy clinical path forward c Frequency Therapeutics, Inc. 3

Frequency Therapeutics: Pioneering a New Mode of Medicine Lead program, FX-322, showed first evidence of a hearing signal and hearing restoration in a clinical study; potential to treat tens of millions of patients Clinical-stage company that uses small molecules to activate progenitor cells within the body to restore damaged cells and tissue Transformative approach to regenerative medicine potentially for a broad range of degenerative diseases, including a 2nd program in multiple sclerosis c Frequency Therapeutics, Inc.

Frequency Therapeutics: A Vision Built on Regeneration Since 2014 Frequency Hearing loss: has been developing a powerful new the 4th therapeutic approach largest cause to address a condition for which there has of disability been limited innovation in decades. globally Source: Wilson, et al. Lancet. (2017) c Frequency Therapeutics, Inc.

Large Hearing Loss Market: No Restorative Treatments Only 20% market ~$10 Billion ~41 Million $750 Billion penetration for Hearing Aids US hearing aid SNHL patients Lost annually due to market annual sales in US untreated hearing loss globally c Frequency Therapeutics, Inc. 6

Intelligibility—The Major Unmet Clinical Need I’M NOTICING AND UNDERSTANDING WHAT YOU’RE SAYING.

High Frequencies are Critical for Intelligibility For someone with high-frequency hearing loss, words may be indistinguishable –impacting their ability to understand and communicate.

40% of the words in English rely on the use of High Frequency Consonants 42% Of the words in Mandarin 55% Of the words in Spanish c Frequency Therapeutics, Inc.

Hearing Loss May Have a Significant Impact on Overall Health Increased risks with untreated “Hearing loss is the hearing loss largest potentially modifiable risk factor for 50% 41% developing dementia” July, 2020 DEMENTIA DEPRESSION JAMA Nov 8, 2018 Deal J, et al. Incident Hearing Loss and Comorbidity. A Longitudinal Administrative Claims Study.

The Problem: Missing Sensory Hair Cells in the Cochlea Missing Sensory Hair Cells “Analysis of hair cells, auditory nerve fibers and strial tissues … shows that the degree of hearing loss is well predicted from the amount of hair cell loss.” Sensory Hair Cells - Journal of Neuroscience, July 2020 Progenitor Cells

Solution: A Therapy to Address the Underlying Pathology Activating progenitor cells to regenerate sensory hair cells in the cochlea

Solution: Directly Targeting Regenerating Sensory Hairs in the Cochlea FX-322 is administered via a standard The injection concentrates FX-322 in the cochlear intratympanic injection, a common region that detects extended high-frequency procedure ENTs perform routinely sounds, critical for speech intelligibility c Frequency Therapeutics, Inc. 14

Increasing Focus on Higher-Level Hearing Benefit Audibility (Loudness) Intelligibility (Clarity) measured with pure tone test measured with word recognition and words-in-noise tests (Standard, Validated Tests) Word Recognition Test • List of 50 monosyllabic words • Single words played in quiet Words-in-Noise Test • Background noise from multiple voices • Played at different signal-to-noise ratios c Frequency Therapeutics, Inc. 15

Recap: Completed FX-322 Phase 1/2 Safety Study Study Design Key Findings • FX-322 shown to have a favorable safety profile – no serious AEs Absolute Word Recognition Scores Single No 50 Injection Injection 40 • Clinically meaningful improvement in 15 drug, All 23 30 word recognition scores in patients 8 placebo patients 20 with measurable word recognition 10 deficits 0 % Change from Baseline in Word Recognition Scores • Statistically significant improvement in word recognition scores (words in Injection only in one ear creating quiet/sound clarity) an additional control p = 0.010 • Safety study % Change from Baseline in Words-in-Noise Scores • Patients with mild to moderate SNHL; permanent NIHL/SSNHL for at least 6 • Improvement trend in words-in-noise months • Majority of patients did not have p = 0.211 measurable impairment in WR FX-322 Placebo

FX-322 Patients Show Sustained Hearing Improvements 13-21 Months After Initial Dosing 50 50W 47 Key Findings 40 50W 50W *25W • Preliminary evidence 39 38 38 50W 50W indicating a durable 34 35 *25W benefit of hearing clarity 30 50W 30 50W 29 26 Baseline—Correct words out of 50 50W 50W Day 90—Correct words out of 50 20 22 20 1-2 Years—Correct words out of 50 50W 50W 16 50W 14 10 12 Three patients who had durable 50W improvements in intelligibility 7 also had pure tone audiometry improvements of 10 – 15 dB at the 0 Month 16** Month 21** Month 19** Month 13** Month 21** highest frequency tested (8k Hz) Subject 1 Subject 2 Subject 3 Subject 4 Subject 5 • *25W = 25 Word test performed outside an official study site at 13-18 months after dosing; results scaled to 50 words • 50W = 50 Word test performed under a formal protocol at original study site at 18-21 months after dosing Frequency Therapeutics, c Inc. • **Since FX-322 dosing 17

Forthcoming Data Publication FX-322 Phase 1/2 and drug delivery studies • Peer-reviewed journal • The pre-eminent journal in the field • Focused on research and clinical advances • Editor: Dr. Larry Lustig, Columbia University c Frequency Therapeutics, Inc. 18

FX-322 Study—Phase 2a Design, Single and Multiple Doses Screening NIHL/SSNHL Mild to Moderately Severe • Double-blind, placebo-controlled, multi-center, adults Randomize 1:1:1:1 ages 18-65 • All subjects have meaningful word recognition deficits • Efficacy and exploratory FX-322 FX-322 FX-322 Placebo endpoints 1X 2X 4X 4X • Word recognition N = 24 N = 24 N = 24 N = 24 • Words-in-noise • Pure tone audiometry (0.25-16kHz) Weekly Dosing • Tinnitus questionnaire • QoL questionnaires Follow-up Visits Days 15, 30, 60, 90, 120, 150, 180, 210 Study Enrollment Completed Sept. 2020 c Frequency Therapeutics, Inc. 19

Phase 2a Study objectives Further establish Evaluate Clarify endpoints hearing signal repeat dosing and patient population for registration Improvements in FX-322 impact on key intelligibility secondary measures measures such as word including ultra-high recognition and words frequency pure tones, in noise tinnitus and QOL measures c Frequency Therapeutics, Inc. 20

Collecting Key Data to Inform Clinical Program Phase 1/2 Study Phase 2a Study Overview N= 23 N= 95 Hearing restoration signal observed Further establish signal & validate potential endpoints Word recognition/Words-in-noise Word recognition/Words-in-noise Pure tone audiometry at 8kHz (0.25-8kHz) Pure tone audiometry /extended frequencies (0.25-16kHz) Tinnitus questionnaire QoL questionnaires Entrance criteria limited participation of subjects Entrance criteria required all subjects have meaningful with meaningful word recognition/words-in-noise word recognition deficits deficits Single dose Single and multiple doses Studies are double-blind, placebo-controlled, multi-center, in adults ages 18-65

Phase 2a Readouts: Data to be Provided Day-90 FX-322 day-90 group-level data review (late Q1 2021): • Speech intelligibility as measured by WR and WIN testing • Pure Tone Audiometry measures at frequencies from 0.25Hz to 16k Hz • Partial data on measures of FX-322 on tinnitus, impact on QoL • Safety profile

Phase 2a Readouts: Data to be Provided End of Study FX-322 end-of-study group- and individual- level data readout (late Q2 2021): • Full (7 month) intelligibility and audibility data. • Seven-month durability data (all patients) • Full study data on measures of FX-322 on tinnitus, impact on QoL • Safety profile

Building on Existing Treatment Paradigms ENT treatment role in ENT diagnosis, cochlear Without implant or bone-Therapeutics anchored hearing aid (Current State) Audiologist Empowers ENT’s with a therapeutic Patient intervention Diagnosis Treatment Monitoring Journey Anticipate Audiologists will Audiologist see increased patient flow With Increased patient flow Hearing aid still Need for on-going Therapeutics to AUD for diagnosis dispensed by AUD monitoring by AUD (Future State) ENT Diagnosis, therapeutic administered by ENT c Frequency Therapeutics, Inc. 24

Understanding the Broader of FX Phase 1b Study 5M severe evaluating ages 18- 65 with Each SNHL Type Being Studied in severe hearing loss FX-322 clinical program represents a significant patient population Phase 1b Study evaluating ages 66-85 with 16M mild to moderate, age 65+ mild to moderately severe age- related hearing loss Phase 2a Study evaluating ages 18 – 65 with 20M mild to moderate, age 18-65 noise induced and sudden mild to moderately severe SNHL Source: NCHS Survey Data 2016-18; NCHS 2017; NCHS 2016; c Frequency Therapeutics, Inc. 25

Program Momentum and Expansion Sensorineural Hearing Loss DISCOVERY PRECLINICAL PHASE 1 PHASE 2 PHASE 3 (SNHL) FX-322 Phase 2a – 202 Study Study of noise induced and sudden SNHL Fully enrolled; Day-90 data analysis planned for late Q1 2021 patients with mild to moderately severe with end of study read out in late Q2 2021 acquired SNHL, ages 18 – 65 FX-322 Phase 1b – 112 Study First patient dosed October 2020, Study of mild to moderately severe age- read out planned for Q2 2021 related hearing loss patients, ages 66—85 FX-322 Phase 1b – 113 Study Study commenced in Q4 2020, read out Study of patients with severe SNHL, planned for Q3 2021 ages 18 – 65 DISCOVERY PRECLINICAL PHASE 1 PHASE 2 PHASE 3 Remyelination in Regulatory submission Multiple Sclerosis planned for H2 2021 c Frequency Therapeutics, Inc. 26

Regenerative Approach with Broad PotentialBrainEar EyeLung SkinProgenitor cells are stem cells that are pre-programmed to Intestine Bone perform a specific activityMuscle CartilagePotential to address a range of degenerative diseasesc Frequency Therapeutics, Inc. 27

Remyelination Program for Multiple SclerosisRemyelination is the Target Regulatory major unmet need in MS submission—2H21• Little room to improve • Single agents have current demonstrated signal in immunomodulators early Phase 2 MS studies• Patients still decline due • Frequency has secured to lack of myelination rights across multiple • Target population for key classes of molecules remyelination • Building on Frequency represents 50% of MS expertise in synergistic patients combinations of small moleculesc Frequency Therapeutics, Inc. 28

FREQUENCY THERAPEUTICS

Summary and Financial Profile

Addressing Broadest Potential SNHL Market

Studies across **all major SNHL types**

Addressable market of >40 million people in the US

FX-322 Near-Term Data Readouts

Continued clinical validation and development progress towards pivotal studies

Ex-US Partnership with Strong Potential Milestones and Royalties astellas

Platform Potential

PCA platform with potential to treat patients across **numerous degenerative diseases**

$224.2 Million in Cash and Cash Equivalents

*As of Sept. 30, 2020. Excludes restricted cash

Well capitalized for advancement of pivotal trials.

Runway into 2023

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© Frequency Therapeutics, Inc.

REIMAGINING THE TREATMENT OF HEARING LOSS

APPENDIX

Broad Potential of Progenitor Cell Activation Approach. 32Broad Potential of Progenitor Cell Activation Approach. 32Broad Potential of Progenitor Cell Activation Approach32Broad Potential of Progenitor Cell Activation Approach32Broad Potential of Progenitor Cell Activation Approach32APPENDIXCorporate Overview January 2021

Origin of Frequency TherapeuticsTissue-Specific, Pre-programmed Stem CellsDecoding Intestinal Enabling Cochlear Frequency Regeneration Regeneration TherapeuticsLanger and Karp publish Same cues reactivate Small molecule small molecules activate normally inactive therapeutics show clinical intestinal progenitors progenitors in the cochlea proof of conceptNiche-independent high- Clonal Expansion of Lgr5-purity cultures of Lgr5+ Positive Cells from intestinal stem cells and Mammalian Cochlea and their progeny High-Purity Generation of Sensory Hair Cells

Frequency Progenitor Cell Activation (PCA) ApproachInactive Progenitor CellInactive ACTIVATEDProgenitor ProgenitorAsymmetric division using native programs + Functional Target CellCombinations of small molecules designed to activate progenitor

Uniqueness of Our PCA approach

FREQUENCY THERAPEUTICS


Previous Approaches
Pluripotent
Multipotent
Bipotent
Fully Differentiated
Yamanaka 4 Factors
Transdifferentiation
Hair Cell
Progenitor Cell


Frequency's PCA Approach
Partial Reprogramming
Hair Cell
Progenitor Cell

© Frequency Therapeutics, Inc.

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Frequency: Developing a Platform Approach that Reduces the Complexity of Regenerative MedicineHarnessing No Change to Ease of Innate Biology Genome ManufacturingProgenitors Activating Use of small already native molecules: no located within programs, need to remove target tissue reducing safety or grow cells ex concerns vivoc Frequency Therapeutics, Inc. 36

Progenitors in Place to Replace Hair Cell Loss Human Cochlea Cross-section AudiogramDespite Hair Cell Loss, Progenitor Cells Remain47 Year Old Male with Occupational Noise Deafnessc Frequency Therapeutics, Inc. 37

FREQUENCY THERAPEUTICS

Profound Synergy Between Pathways to Regenerate Cells

Cochlear Progenitor Proliferation (Lgr5-GFP)



Count
0
50
100
150
GFP

Culture Media

Wnt Activation (glycogen synthase kinase-3 (GSK3) Inhibitor; NCE)

HDAC Inhibition (sodium valproate)

Wnt Activation + HDAC inhibition

PROFOUND SYNERGY

HDAC = Histone deacetylase
NCE = new chemical entity
In vitro mouse model testing

© Frequency Therapeutics, Inc.

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FREQUENCY THERAPEUTICS

Strong FX-322 Pre-Clinical Validation

Test	Outcome
In vitro	
Adult human inner ear tissue →	Created new hair cells
In vivo	
Adult deafened mice →	Restored hair cells and hearing across all frequencies
Therapeutic drug levels →	Achieved active levels in the cochlea in multiple species

© Frequency Therapeutics, Inc.
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FX-322 Program Advances and Global Opportunity

FX-322: Robust Clinical Phase 1/2 DesignScreening NIHL/SSNHL Mild to Moderately SevereSingle No Study Overview Injection Injection• Assess safety in 15 drug, All 23 patients with 8 placebo patients sensorineural FX-322 Placebo hearing loss N = 15 N = 8• Stable patientsDay 1 | Dose• Evaluated hearing by word testing and pure tonesFollow-up VisitsInjection only in one ear Days 15, 30, 60, 90 creating an additional controlc Frequency Therapeutics, Inc. 41

FX-322: Successful Phase 1/2 Study Completed

Exploratory Endpoints - Evaluating Hearing Signal

Mild SNHL patients (9 treated w/FX-322; 5 placebo)

- Baseline WR typically 45+ word out of 50 (ceiling effect)

Moderate SNHL patients (6 treated w/FX-322; 3 Placebo)

- Could be assessed for hearing improvement



Screening NIHL/SSNHL
Mild to Moderately Severe
FX-322
N = 15
Placebo
N = 8
Day 1 | Dose
Follow-up Visits
Days 15, 30, 60, 90

Key Findings

- **Favorable safety profile**
- **No change in placebo patients**
- **No change in untreated ears**

© Frequency Therapeutics, Inc.
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First Drug Candidate to Show Clinically Meaningful Improvements in Word RecognitionAbsolute Word Recognition Scores5047*Clarity of Sound40 Used word tests in a quiet 39* background3834*30 Baseline—Correct words out of 5029 Day 90—Correct words out of 5026 Test/retest variability is one standard deviation, which for a 50-word list is 2020 ~ 3 words16*14 *Statistically significant and 10 12 clinically meaningful improvements in word recognition8 70Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6c Frequency Therapeutics, Inc. 43

Sustained Improvements in Sound ClarityStatistically Significant Clear Improvement Trend Improvement in Words-in-Noise in Sound Clarity (words in quiet)line base baseline from from Improvementchange change % % p = 0.010 p = 0.211FX-322 Placeboc Frequency Therapeutics, Inc. 44

Clinical Data Confirms FX-322 Delivery to Cochlea

Exploratory study to see if cochlear drug levels can be directly measured in patients undergoing cochlear implant surgery following FX-322 injection

Key Findings:

- Measurement of cochlear fluid confirmed successful drug delivery to cochlea in all samples analyzed
- Drug levels predicted to result in therapeutic activity



Inner ear
Cochlea
Middle ear
Capillary tube
Outer ear
Round window
MHH

Taken together with the Phase 1/2 study, we believe this is the first known clinical evidence of a pharmacokinetic / pharmacodynamic effect of a potential hearing restoration therapeutic

© Frequency Therapeutics, Inc.
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Astellas Collaboration: Ex-US Development and Commercialization of FX-322• Development and commercialization collaboration for FX-322, including lifecycle improvements• Astellas has ex-US rights; Frequency retains US rights to FX-322• Payments of up to $625mm which included $80mm upfront- Development milestone payments to Frequency of $65.0 million and $25.0 million upon the first dosing of a patient in a Phase • Strategic commitment 2b clinical trial for SNHL in Europe and Asia, to invest in ENT as a respectively therapeutic area- $100.0 million and $40.0 million upon the first dosing of a patient in a Phase 3 clinical • Research focus in trial for SNHL in Europe and Asia, regenerative medicine respectively • Global footprint in • Development & commercialization: major markets and Astellas responsible for execution and costs of distributorship model ex-US clinical development and in Africa/ME and commercialization LATAMc Frequency Therapeutics, Inc. 46

REIMAGINING THE TREATMENT OF HEARING LOSSCorporate OverviewJanuary 2021LEADERSHIP c Frequency Therapeutics, Inc. 47

FREQUENCY THERAPEUTICS

Proven Leadership Team

David Lucchino
President, CEO & Co-Founder

Former CEO of Entrega Bio (PureTech). Co-founder/CEO of Semprus BioSciences (acquired), Polaris Partners. MIT Sloan Fellow.

Chris Loose, Ph.D.
Chief Scientific Officer & Co-Founder

Co-founder/CTO of Semprus BioSciences through FDA/CE clearance and acquisition. Princeton, MIT, Hertz Fellow and Yale Faculty.

Carl Lebel, Ph.D.
Chief Development Officer

Chief Scientific Officer of Otonomy (2009 to 2016). Executive Director, Amgen. Scientific fellow of the American Academy of Otolaryngology.

Dana Hilt, M.D.
Chief Medical Officer

Neurologist and neuroscientist with two decades in biopharma and CNS drug development. Amgen, Lysosomal, Forum Pharma.

William Chin, M.D.
EVP, Clinical & Translational Science

SVP, Discovery Research and Clinical Investigation at Eli Lilly, EVP at PhRMA, Executive Dean for Research at Harvard Medical School.

Will McLean, Ph.D.
VP, Biology & Regen. Med, Co-Founder

15 years experience in inner ear biology. Discovered specific stem cells that make hair cells and neurons. Harvard-MIT Health Sciences and Technology Program.

Wendy Arnold
Chief People Officer

HR leader with extensive life science experience including senior leadership roles at Kaleido Biosciences, Moderna, Celgene Avilomics Research, and Inotek Pharmaceuticals

Peter Pfreundschuh
Chief Financial Officer

CFO of numerous public life sciences companies including UroGen and Sucampo, as well as business development and finance leadership positions at Astra Zeneca and J&J.

© Frequency Therapeutics, Inc.
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FREQUENCY THERAPEUTICS

Hearing Clinical Advisory Board



Dan Lee, M.D.

Director, Pediatric Otology and Neurotology, Mass Eye and Ear



Rene Gifford, Ph.D.

Associate Director of Pediatric Audiology, Director of Cochlear Implant Program, Vanderbilt University



Steve Rauch, M.D.

Director, Vestibular Division, Medical Director, Mass. Eye and Ear Balance and Vestibular Center



Ruth Litovsky, Ph.D.

Professor, Communications Sciences and Disorders and Surgery Division of Otolaryngology, University of Wisconsin



Chris Runge, Ph.D.

Chief of the Division of Communication Sciences, Medical College of Wisconsin



David Friedland, M.D., Ph.D.

Vice-Chair of the Department of Otolaryngology and Communications Sciences, Medical College of Wisconsin



Julie Arenberg, MS, Ph.D.

Associate Director of Clinical Audiology for Research and Education, Mass Eye and Ear



Joni Doherty, MD, Ph.D.

Assistant Professor of Clinical Otolaryngology-Head and Neck Surgery, Keck School of Medicine of USC.

© Frequency Therapeutics, Inc. 49

FREQUENCY THERAPEUTICS

Scientific Advisory Board



Jeff Karp, Ph.D.

Associate Professor at Brigham and Women's Hospital, Harvard Medical School



Robert Langer, SC.D.

David H. Koch Institute Professor at the Massachusetts Institute of Technology



Robin Franklin, Ph.D.

Professor of Stem Cell Medicine, Wellcome Trust-MRC Cambridge Stem Cell Institute



Sheng Ding, Ph.D.

Senior Investigator, Gladstone Institute of Cardiovascular Disease



Sean J. Morrison, Ph.D.

Director of the Children's Medical Center Research Institute, UT Southwestern



Siddhartha Mukherjee, M.D., D.Phil.

Assistant Professor of Medicine, Columbia University Medical Center



Amy Wagers, Ph.D.

Forst Family Professor of Stem Cell and Regenerative Biology, Harvard University

© Frequency Therapeutics, Inc.

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REIMAGINING THE TREATMENT OF HEARING LOSSCorporate OverviewJanuary 2021